INTEREST DEFERRAL AGREEMENT
AND LIMITED WAIVER

This Interest Deferral Agreement and Limited Waiver (the “Agreement”) is made effective as of January 1, 2011 (the “Effective Date”), by and between DAL Group, LLC, a Delaware limited liability company (“DAL”) and Law Offices of David J. Stern, P.A., a professional association licensed to practice law in the State of Florida (“DJS”), Stern Holding Company – PT, Inc., a Florida corporation (“PT”), and Stern Holding Company – DS, Inc., a Florida corporation (“DS”).  DAL, DJS, PT and DS are referred to from time to time in this Agreement individually as a “Party” and together as the “Parties.”

Background

A.           DAL and DJS are parties to that certain Term Note, dated as of January 15, 2010 (the “Term Note”).

B.           Pursuant to Section 1(a) of the Term Note, DAL agreed to pay to DJS interest equal to three percent (3.0%) per annum, payable monthly, in arrears, on the first day of each month (the “Monthly Interest Payments”).

C.           Pursuant to Section 1(b) of the Term Note, DAL agreed to pay to DJS principal amounts equal to (i) DAL’s Net EBITDA for the prior calendar month plus (ii) an amount equal to all cash DAL receives from DJSP Enterprises Inc.’s (formerly Chardan 2008 China Acquisition Company’s) exercise of certain warrants (the “Monthly Principal Payments”), payable on the 10th day of each consecutive calendar month.

D.           The Parties desire to defer the payment of certain Monthly Interest Payments otherwise due under the Term Note, and to waive the payment of certain Monthly Principal Payments otherwise due under the Term Note, each as set forth below.

E.           The Parties desire to waive events of defaults under the Loan Documents (as defined in a certain Loan, Security and Pledge Agreement dated as of January 15, 2010 between the Parties (the “Loan Agreement”)).

Now, therefore, the Parties hereby agree as follows.

Agreement

1.           The Parties hereby agree that all Monthly Interest Payments due from DAL to DJS between January 1, 2011 and April 1, 2011 pursuant to the Term Note, including the interest payments deferred by the Interest Deferral Agreement and Limited Waiver between the Parties dated as of November 1, 2010, shall not be due and payable until April 1, 2011, or, if earlier, the payment in full of all amounts due by DAL to BA Note Acquisition LLC and Banc of America Leasing & Capital, LLC, and all amounts due by DAL pursuant to a certain Senior Loan, Security and Pledge Agreement dated as of January 15, 2010 between DAL and the lenders signatory thereto.

2.           The Parties hereby agree that DAL shall not be required to make Monthly Principal Payments from January 1, 2011 until April 10, 2011 and beginning April 10, 2011, DAL shall begin making Monthly Principal Payments based upon DAL’s Net EBITDA for the prior month, if any.

3.           The Parties hereby agree that DAL shall not be obligated to comply with the Minimum Payment Requirement of Section 7.1 of the Loan Agreement (the “Minimum Payment Requirement”) for monthly periods ending before April 1, 2011.

4.           Notwithstanding the foregoing, DAL will resume Monthly Interest Payments, Monthly Principal Payments and compliance with the Minimum Payment Requirement upon the payment in full of amounts due by DAL to BA Note Acquisition LLC or Banc of America Leasing & Capital, LLC prior to the dates set forth above.

5.           DJS hereby grants a limited waiver of any default or Event of Default under the Loan Documents that has arisen or may arise solely as a result of DAL’s deferral of Monthly Interest Payments, Monthly Principal Payments or the Minimum Payment Requirement, in accordance with this Agreement.  This limited waiver shall not be deemed to waive any additional or subsequent failures to deliver payments pursuant to the Term Note.

6.           DJS hereby grants a limited waiver through March 31, 2011 of any default or Event of Default under the Loan Documents arising from DAL’s default on indebtedness due by DAL to BA Note Acquisition LLC and Banc of America Leasing & Capital, LLC, receipt of notice of such a default from such lenders, including, but not limited to, a letter dated November 5, 2010, a letter dated December 8, 2010, and acceleration of such indebtedness.

7.           DJS hereby consents to the acquisition of Americal Title Company by Timios, Inc., and hereby grants a limited waiver of Section 6.3 of the Loan Agreement with respect to such transaction.

8.           In addition to the other waivers granted pursuant to this Agreement, DJS hereby grants a limited waiver through March 31, 2011 of any default or Event of Default based on breach or violation of the following provisions of the Loan Agreement:  Section 5.2 (Compliance with Laws) for periods prior to January 1, 2011, Section 5.9 (Notice of Proceedings) for failure to give notice during periods prior to January 1, 2011, and Section 5.14 (Reporting Requirements) through April 1, 2011.

9.           This Agreement is limited to the specific matters described above and shall not be deemed to be a waiver of or a consent to any other matter, including without limitation, any failure to comply with any other provision of the Term Note or the Loan Documents, or a default or any event of default, whether now in existence or subsequently arising.

[Signatures on following page]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of January 12, 2011.

DAL GROUP, LLC

By:	/s/ Stephen J. Bernstein
Stephen J. Bernstein
President

LAW OFFICES OF DAVID J. STERN, P.A.

By:	/s/ David J. Stern
David J. Stern
President

STERN HOLDING COMPANY – PT, INC.

By:	/s/ David J. Stern
David J. Stern
President

STERN HOLDING COMPANY – DS, INC.

By:	/s/ David J. Stern
David J. Stern
President

JOINDER BY AND AGREEMENT OF GUARANTOR

Each of the undersigned, DJS Processing, LLC, Professional Title and Abstract Company of Florida, LLC, and Default Servicing, LLC (each a “Guarantor,” and collectively the “Guarantors”), being guarantors of the obligations under the Term Note (as such term is defined in that certain Interest Deferral Agreement and Limited Waiver of even date herewith, by and between DAL Group, LLC (“DAL”), and Law Offices of David J. Stern, P.A. (“DJS”), Stern Holding Company – PT, Inc. (“PT”), and Stern Holding Company – DS, Inc. (“DS” and collectively with DJS and PT the “Stern Entities”) (the “Waiver”)) pursuant to each certain Guaranty dated as of January 15, 2010 executed by each Guarantor in favor of the Stern Entities (collectively, the “Guaranty”), hereby represents and warrants and acknowledges and agrees to the following:

1.           Reaffirmation of Guaranty.  The Guaranty constitutes the valid, legally binding obligation of Guarantor in favor of the Stern Entities, enforceable against Guarantor, in accordance with its terms.  By its execution hereof, Guarantor waives and releases any and all defenses, affirmative defenses, setoffs, claims, counterclaims and causes of action of any kind or nature which any Guarantor has asserted, or might assert, against any of the Stern Entities which in any way relate to or arise out of the Guaranty or any of the other Loan Documents.  Each Guarantor consents to the execution and delivery of the Waiver by DAL and agree and acknowledges that the liability of such Guarantor under the Guaranty shall not be diminished in any way by the execution and delivery of the Waiver or by the consummation of any of the transactions contemplated thereby.

2.           Agreements of Guarantor.  By its execution hereof, Guarantor agrees to the execution of the Waiver by DAL.

3.           Defined Terms.  All terms that are used herein that are not defined herein shall have the meaning ascribed to them in the Waiver.

[Signatures on following page]

Each Guarantor has executed and delivered this Joinder and Agreement to be effective as of the Effective Date of the Waiver.

GUARANTOR:

DJS PROCESSING, LLC

By:	/s/ Stephen J. Bernstein
Stephen J. Bernstein
President

PROFESSIONAL TITLE AND ABSTRACT COMPANY OF FLORIDA, LLC

By:	/s/ Stephen J. Bernstein
Stephen J. Bernstein
President

DEFAULT SERVICING, LLC

By:	/s/ Stephen J. Bernstein
Stephen J. Bernstein
Vice President